Debt - Schedule of Convertible Senior Notes (Detail) - Convertible Debt - 0.25% Convertible Senior Notes due April 1, 2018 - USD ($) $ in Thousands	Jan. 31, 2016	Jan. 29, 2016	Jan. 31, 2015	Mar. 31, 2013
Debt Instrument [Line Items]
Principal	$ 1,150,000		$ 1,150,000
Less: debt discount, net	(54,941)		(79,308)
Less: debt issuance cost	(6,962)		(10,238)
Net carrying amount	$ 1,088,097		$ 1,060,454
Contractual interest rate	0.25%	0.25%		0.25%
Effective interest rates of Senior Notes	2.53%